UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

NET TALK.COM, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	000-53668	20-4830633
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 NW 163rd Drive, No. Miami Beach, Florida 33169
   (Address of principal executive offices)(Zip code)

(305) 621-1200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below of the Form 8-K if the filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 16, 2011, NetTalk.com, Inc. executed Amended Employment Agreement with Mr. Anastasios Kyriakides, its Chief Executive Officer and President.

Changes include, without limitation:
1.	Salary set at $199,000 per year and $250,000 starting January 1, 2012.
2.	Three year term with automatic renewal of two years.
3.	Change of control cash payment set at $1,500,000.
Refer to Amended Employment Agreement herein attached.

ITEM 3.02	UNREGISTERED SALE OF EQUITY AND SECURITIES

On November 15, 2009, Net Talk.com, Inc. (the “Company”) adopted the 2010 Stock Option Plan (the "Plan") which is intended to advance the interests of the Company’s shareholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s shareholders. All of the Company’s employees, officers, and directors, and those Company’s consultants and advisors (i) that are natural persons and (ii) who provides bona fide services to the Company not connected to a capital raising transaction or the promotion or creation of a market for the company’s securities, are eligible to be granted options or restricted stock awards under the Plan. The maximum aggregate number of shares of the Company’s common stock that may be issued under the Plan is 10,000,000 shares of the Company’s common stock.

On May 16, 2011, Net Talk.com, Inc. approved and issued 3,890,500 shares of common stock to be issued and distributed under our 2010 Stock Option Plan.

The shares were issued to officers and employees as follows:

Anastasios Kyriakides	1,716,500	Director/officer
Kenneth Hosfeld	255,000	Director/officer
Guillermo Rodriguez	500,000	Director/officer
Leo Manzewitsch	500,000	Director/officer
Nick Kyriakides	500,000	Officer
George Gabb	50,000	Director
Sub – total	3,521,500
All others	369,000	Employees
Total	3,890,500

ITEM 5.02	ELECTION OF DIRECTOR

On May 16, 2011, Nettalk.com, Inc. appointed and elected Dr. George Gabb as member of the Board of Directors.  Mr. Gabb replaces a vacant seat on our Board of Directors. Dr. Gabb was selected to be member of the Board by Mr. Anastasios Kyriakides, our CEO and President.  There is no arrangement or understanding between the new director and any other person nor any material plan, contract or arrangement regarding the new director.  At this time  Dr. Gabb has not been appointed to any committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Net Talk.com, Inc.

By:	/s/ Anastasios Kyriakides
Name:	Anastasios Kyriakides
Title:	Chief Executive Officer
Dated:	May 18, 2011